--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 30, 1999


                    First Alliance Mortgage Loan Trust 1999-4
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                                               APPLICATION
           New York                    333-86411-01              PENDING
--------------------------------     ----------------      -------------------
(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
         Incorporation)                    Number)         Identification No.)


c/o The Chase Manhattan Bank, as Trustee
    450 West 33rd Street, 15th Floor
           New York, New York                                 10001-2697
----------------------------------------                   ----------------
(Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 946-8600
                                                           --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 2.    Acquisition or Disposition of Assets.

           On December 30, 1999, First Alliance Mortgage Loan Trust 1999-4 (the "Trust") acquired $21,513,466.63 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of December 1, 1999 among First Alliance Mortgage Company, as Seller (in such capacity, the "Seller") and Servicer (in such capacity, the "Servicer") and The Chase Manhattan Bank, as Trustee (in such capacity, the "Trustee") and Oversight Agent (in such capacity, the "Oversight Agent") and the Subsequent Transfer Agreement attached hereto as
Exhibit 10.1, dated December 30, 1999, among the Seller, the Servicer, the Trust, the Trustee and the Oversight Agent.

           The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated October 1, 1999 and the Prospectus Supplement dated December 10, 1999, filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on December 17, 1999. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)    Not applicable

           (b)    Not applicable

           (c)    Exhibits:

                    10.1 Subsequent Transfer Agreement dated December 30, 1999, between First Alliance Mortgage Company, as Seller and Servicer and The Chase Manhattan Bank, as Oversight Agent and Trustee for First Alliance Mortgage Loan Trust 1999-4.

                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST ALLIANCE MORTGAGE LOAN TRUST
                                1999-4


                                By:  FIRST ALLIANCE MORTGAGE
                                     COMPANY


                                      By:     /s/ Francisco Nebot
                                              ----------------------------------
                                      Name:   Francisco Nebot
                                      Title:  Executive Vice President and
                                              Chief Financial Officer


Dated:   January 10, 2000

                                  EXHIBIT INDEX


Exhibit No.                     Description                             Page No.
-----------                     -----------                             --------

    10.1 Subsequent Transfer Agreement dated December 30, 1999, between First Alliance Mortgage Company, as Seller and Servicer and The Chase Manhattan Bank, as Oversight Agent and Trustee for First Alliance Mortgage Loan Trust 1999-4.